Janus Investment Fund
                               Janus Overseas Fund

     Supplement Dated April 17, 1998 to Prospectus Dated February 17, 1998


THIS INFORMATION SUPPLEMENTS THE FUND'S PROSPECTUS DATED FEBRUARY 17, 1998. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS, CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

I. Except as provided below, Janus Overseas Fund is closed to new investors effective April 20, 1998. After April 20, 1998, (i) shareholders of Janus Overseas Fund, (ii) discretionary investment advisers that invest through existing omnibus accounts at a financial intermediary, and (iii) qualified defined contribution retirement plans (for example, 401(k) plans, profit sharing plans and money purchase pension plans), 403(b) plans and 457 plans that invest through existing omnibus accounts at a financial intermediary may continue to make additional purchases and to reinvest dividends and capital gains in existing accounts. Once an account is closed, additional investments will not be accepted.

Investors who do not have open accounts in Janus Overseas Fund on April 20, 1998, will not be allowed to purchase fund shares except as set forth below:

a. Shareholders who have an account in any Janus fund will be able to establish an account in Janus Overseas Fund until April 24, 1998.

b. Individuals who requested a prospectus and application for Janus Overseas Fund prior to April 20, 1998, as shown on the records of the fund's transfer agent, will be able to establish an account in Janus Overseas Fund until April 24, 1998.

c. New accounts may be established by participants in participant-directed defined contribution plans (and their successor plans) in which the fund is established as an investment option prior to April 20, 1998.

Except as otherwise noted, these restrictions apply to investments made directly with Janus and investments made through financial intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted. Janus Overseas Fund may resume sales of shares to new investors at some future date, but it has no present intention to do so.

II. Effective April 17, 1998, Laurence J. Chang is Executive Vice President and Co-Manager of Janus Overseas Fund. Mr. Chang is also Assistant Portfolio Manager of Janus Worldwide Fund. Mr. Chang joined Janus in 1993 as a research analyst. From 1989 to 1993, he was a Project Director for the National Security Archives, a nonprofit research organization. Mr. Chang received an undergraduate degree with honors in religion and philosophy from Dartmouth College and a Master's Degree in Political Science from Stanford University. He is a Chartered Financial Analyst.